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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 25, 2002

                       CHASE MORTGAGE FINANCE CORPORATION
      ---------------------------------------------------------------------
                           (Exact name of registrant)

Delaware                        333-56081                        52-1495132
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


               343 Thornall Street, Edison, NJ                    08837
               ----------------------------------------       -------------
               (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:         (732) 205-0600



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Item 5.  Other Events:


         On or about September 25, 2002, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2002-S1, Series 2002-S2, Series 2002-S3, Series 2002-S4, Series 2002-S5, Series 2002-S6, Series 2002-S7 and Series 2002-A1 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits          Description
            --------          ---------------
             20.1             Monthly Reports with respect to the September 25,
                              2002 distribution


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 8, 2002

                                   JPMorgan Chase Bank (f/k/a
                                   "The Chase Manhattan
                                   Bank"), As Paying Agent, on
                                   behalf of Chase Mortgage
                                   Finance Corp.


                                   By:  /s/ Andrew M. Cooper
                                   -----------------------------------
                                   Name:    Andrew M. Cooper
                                   Title:   Assistant Vice President



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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                  Description
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  20.1                       Monthly Reports with respect to the distribution
                             to certificateholders on September 25, 2002.